Annual Shareholder Meeting June 11, 2019

Forward Looking Statements These slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. These forward-looking statements are identified by the use of words such as “believe,” “expect,” “prepare,” “anticipate,” “target,” “launch,” and “create,” or similar expressions including statements about commercial operations, technology progress, growth and future financial performance of Payment Data Systems, Inc. and its subsidiaries (the “Company”). Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that the Company’s security applications may be insufficient; the Company’s ability to adapt to rapid technological change; adverse effects on the Company’s relationships with Automated Clearing House, bank sponsors and credit card associations; the Company’s ability to comply with federal or state regulations; the Company’s exposure to credit risks, data breaches, fraud or software failures, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission including its annual report on Form 10-K for the year ended December 31, 2018. One or more of these factors have affected, and in the future could affect, the Company’s businesses and financial results and could cause actual results to differ materially from plans and projections. All forward-looking statements made in this release are based on information presently available to the Company’s management. The Company disclaims any obligation to update these forward-looking statements, except as required by law. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties service providers. The Company has not independently verified such statistics or data. The information presented in this presentation is as of June 10, 2019 unless indicated otherwise.

Presenter Louis Hoch President and CEO 3

Who we are We are FinTech experts providing innovative solutions and platforms by way of a leveraged distribution model in the fastest growing segment of the payments sector. Core Lines of Business ACH Issuing (PrePaid) Merchant Acquiring (Payment Facilitation) 4

Investor Highlights Share Price $3.37 06/10/2019 52-week $1.38 range $3.82 Cash $ 4.5m Shares 16.85m outstanding Debt $ 0 Market Cap $56.8m 5

Investor Highlights NACHA (National Automated Clearing House Association) Certified – Meeting the standards for sounds practices relative to ACH payment processing. Strong Balance sheet and clean capital structure with no debt. Recurring revenues and attractive margins. Record credit card transaction processing volumes for Q1 2019. 6

Investor Highlights Blue chip customers; laser focus on three main vertices with consistent payment streams (healthcare, real estate, utilities). Sustainable competitive advantages in technology and custom solutions. Senior management with a combined 50 plus years of experience in the payment processing industry. 7

Volume & Transactions Per Year $3500 14 Over $3.4 billion dollars $3,300 $3,400 $3000 $2,978 $2,916 12 and 13 million transactions $2,830 $2500 10 processed in 2018. $2000 8 $1500 6 Transactions Volume (Volume in millions) in (Volume $1000 4 (transactions in millions) in (transactions $630 $500 2 $0 Payment Data Systems | paymentdata.com 0 2013 2014 2015 2016 2017 2018 Revenue 30 $25 31% CAGR 2013-2018 $20 25 $15 20 Revenue $10 * 15 ($ millions) ($ * 2016 top line revenue decreased due to a client selling a portion of their merchant processing. $5 10 $- 5 2013 2014 2015 2016 2017 2018

Investing in Growth Opportunities PAYMENT FACILITATION ACH PROCESSING growth engine Enhancing the Our cash cow funds high- value of our growth initiatives, including Payment Facilitation platform and and Prepaid. partnerships. PREPAID CARD ISSUANCE growth engine 9

ACH Platform for Merchants Record Processing Volume $3bn in annual volume (2018) Seven Consecutive quarters of sequential ACH growth Multiple Originating Depository Financial Institutions Only Broad-Industry focused NACHA Certified sender More Funding Control Same Day Funding & Late Cutoff 6

Our Vertical Focus Healthcare Utility/Government Property Management Insurance Other Bill Pay Verticals 10 6/12/2019 11

Growth Strategies Organic Strategic M&A 1. Expand ACH banking relationships 2. Continuous innovation of our 1. Acquire accretive credit card payment processing platform processing portfolios 3. Increase brand-awareness for 2. Acquire companies that have Prepaid Services (B2B and complimentary or differentiated B2C) products and services 11

Payment Facilitation TIME CONSUMING Becoming a PayFac can take a year or more to develop It requires a significant FINANCIAL INVESTMENT EXPERTISE in financial technology and payments is required RISK & COMPLIANCE, fraud detection, legal issues and the data security rules have to be Cha enge addressed 12

Payment Facilitation Services Solutionthe SPEED We streamline the entire process, allowing software companies to start 1 monetizing payments in a meaningful way within 30 Days EASE We unlock true earnings potential for our software partners by way of 2 substantial and meaningful revenue share, and provide the most direct, and shortest path, to the money through our PayFac-in-a-Box Integration Layer. EXPERTISE Our software partners leverage our expertise and proven track record to 3 unlock revenue potential and solve for operational, risk and compliance complexities of the payments industry. 13

Presenter Houston Frost Senior Vice President Prepaid Services

Prepaid Card Services Per Diems, Corporate Expense Management, Contractor Payments Sample of Current Customers Sales Incentives, Employee Appreciation, Rewards Programs Loan/Funds Disbursements, Insurance Payments, Unique Forms of Compensation (medical trials, etc.) Refunds, Rebates, Claims – Disperse funds prior to the liability associated with escheatment responsibilities. Akimbo, a general purpose reloadable card solution for consumers. 17

Full-Stack Prepaid Platform Prepaid is not one-size-fits-all. We help businesses design a card solution with the features and technology their customers need. Services: Program Management / Card Operations Issuer Processing Web and Mobile Applications Customer Service Program Types: Consumer Reloadable (GPR) Gift Incentive and Promotional Disbursement Corporate Expense 18

Innovative Digital Platform in Action 19

Corporate Expense Solution New product, launched Q4 2018 20

Presenter Tom Jewell Senior Vice President, Chief Financial Officer

Balance Sheet Highlights USD Millions 12/31/112/31/18 12/31/17 Account 7 Cash $2.7* $4.8 Restricted cash & Settlement funds $56.8 $53 Total Assets $68.2 $67.4 Short-term/long-term debt - - Total Liabilities $58.6$69 $54.3 .5 Total Equity $9.6 $13.1 Total Liabilities & Stockholder Equity $68.2 $67.4 ~$45.3 million in unused tax NOL carry-forward *On February 14, 2019 incremental proceeds of $1.8 22 million were generated through a private placement agreement

Income Statement Highlights Annual Revenue 2017 $14.6 MILLION Annual Adjusted EBITDA Revenue 2018 $5.6 Gross Profit 2018 2018 $(0.6) $25.0 2017 $(0.6) MILLION $3.8 Gross Profit 2017 23

Cash Generated 2018 YE 2017 YE 2016 YE $(.4) MM $ (.1)MM $ .8 MM 2015 YE 2014 YE $2.7 MM $2.1 MM $2.1 MM Cash on Hand December 31, 2018 24

Non – GAAP Reconciliation Non-GAAP Twelve Months Ended December 31, December 31, Reconciliation 2018 2017 Reconciliation from Operating Income (Loss) to Adjusted EBITDA: Operating Income (Loss) $ (3.8) $ (2.8) Depreciation and amortization 1.9 1.3 EBITDA $ (1.9) $ (1.6) Non-cash stock-based compensation expense, net 1.3 1.0 Adjusted EBITDA $ (0.6) $ (0.6) 6/12/2019 Calculation of Adjusted EBITDA margins: Revenues $ 25.0 $ 14.6 Adjusted EBITDA (0.6) (0.6) Adjusted EBITDA margins -2.6% -4.2% 25

Summary • Established provider of ACH and credit card payment processing in niche verticals • NACHA Certified ACH Processor • Credit card transaction processing volumes continue to be at highest levels in the history of the company • Recurring revenues and attractive margins (23.2% gross margins, -4.2% EBTIDA margins) • Blue chip customers • Senior management with a combined 50 plus years of experience in the payment processing industry. • Strong balance sheet, clean capital structure, $45.3 million NOL 26